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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 12, 2001

                         True North Communications Inc.
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             (exact name of registrant as specified in its charter)

Delaware                               1-5029                   36-1088161
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(State or other jurisdiction  (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)


101 East Erie Street, Chicago, Illinois                         60611-2897
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:          (312) 425-6500
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                                (Not Applicable)
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           Former name or former address, if changed since last report





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         Item 5.  Other Events

         On March 12, 2001, the Registrant issued a press release announcing fourth quarter and full year operating results and the resolution of an SEC accounting matter.

         (c)      Exhibits:

99.1     Press Release dated March 12, 2001



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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      TRUE NORTH COMMUNICATIONS INC.

                                      By  /s/ Kevin J. Smith
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                                              Kevin J. Smith
                                         Chief Financial Officer

Dated:   March 12, 2001


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                               EXHIBIT INDEX


Exhibit No.     Description
-----------     -----------
  99.1          Press Release dated March 12, 2001